SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

1-14761 Commission File Number

August 7, 2003 (July 29, 2003) Date of Report (date of earliest event reported)

Gabelli Asset Management Inc.
(Exact Name of Registrant as Specified in Charter)

New York	13-4007862

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

One Corporate Center, Rye, New York (Address of Principal Executive Offices)

10580 (Zip Code)

(914) 921-3700 (Registrant's telephone number, including area code)

None (Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 29, 2003 announcing Gabelli Asset Management Inc.'s second fiscal quarter results

Item 12. Results of Operations and Financial Condition.

On July 29, 2003, Gabelli Asset Management Inc. issued a press release announcing its second fiscal quarter results ended June 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

GABELLI ASSET MANAGEMENT INC.

By:	/s/ James E. McKee

Name:	James E. McKee
Title:	Vice President, General Counsel & Secretary

Date: August 7, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 29, 2003 announcing Gabelli Asset Management Inc.'s second fiscal quarter results